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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                      THE SECURITIES EXCHANGE ACT OF 1934

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         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) FEBRUARY 23, 2000

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                                   N2H2, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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          WASHINGTON                       000-26825                      91-1686754

 (STATE OR OTHER JURISDICTION          (COMMISSION FILE                (I.R.S. EMPLOYER
       OF INCORPORATION)                    NUMBER)                   IDENTIFICATION NO.)
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                900 FOURTH AVENUE, SUITE 3400, SEATTLE, WA 98164
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


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       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (206) 336-1501

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                                  INAPPLICABLE
          (FORMER NAME OR FORMER ADDRESS IF CHANGED SINCE LAST REPORT)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On February 23, 2000, N2H2, Inc. ("Registrant" or "N2H2") completed its acquisition of iseek, Limited, a privately held company incorporated in Queensland, Australia, in an all-stock transaction. Pursuant to the Share Sale Agreement dated February 23, 2000 among the Registrant, and Jason Alan Gomersall, Bevan Andrew Slattery, Lee Gomersall, Roar Investments Pty Limited ACN 072098572, an Australian corporation, and Drives and Controls Services, Inc. a Texas corporation, who are all the Shareholders of iseek Limited (collectively, the "Shareholders"), the Registrant offered and agreed to buy from each Shareholder and each Shareholder as beneficial owner agreed to sell to the Registrant all shares of iseek, Limited.

         Under the terms of the acquisition, the shareholders of iseek will receive 925,000 shares of N2H2 common stock. The transaction is valued at approximately $16 million and will be accounted for using the purchase accounting approach. Immediately following the acquisition, all employees and offices will remain in operation, and N2H2 plans on injecting capital for marketing and infrastructure rollout to accelerate growth in Australia and the Asia-Pacific region. N2H2 CEO Peter Nickerson and another N2H2 representative will join the iseek board.

         The information that is set forth in the Registrant's Press Releases dated February 24, 2000 is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)      FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED

         (1)    Information required pursuant to Rule 3-05 (b) of
                Regulation S-X is not currently available and will be filed on or before May 5, 2000.


(b)      PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

         (1) Information required pursuant to Article 11 of Regulation S-X is not currently available and will be filed on or before May 5, 2000.


(c)      EXHIBITS

10.1 Share Sale Agreement dated February 23, 2000 among N2H2, Inc., Jason Alan Gomersall, Bevan Andrew Slattery, Lee Gomersall, Roar Investments Pty Limited ACN 072098572, and Drives and Controls Services, Inc.*

99.1 Text of Press release dated February 24, 2000, regarding the completion of the acquisition of iseek, Limited.


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* The Registrant hereby undertakes to furnish supplementally a copy of omitted schedules to the Commission upon request.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    N2H2, INC.

                                    By:      /s/ PETER H. NICKERSON
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                                            Peter H. Nickerson
                                            Chairman, President and
                                            Chief Executive Officer

Dated: March 24, 2000
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                                  EXHIBIT INDEX

EXHIBIT
NUMBER                             DESCRIPTION
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10.1     Share Sale Agreement dated February 23, 2000 among N2H2, Inc., Jason
         Alan Gomersall, Bevan Andrew Slattery, Lee Gomersall, Roar Investments Pty Limited ACN 072098572, and Drives and Controls Services, Inc.

99.1 Text of Press release dated February 24, 2000, regarding the completion of the acquisition of iseek, Limited.